UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                      8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 1, 2000



Commission       Registrants; State of Incorporation;      IRS Employer
File Number      Address; and Telephone Number          Identification No.

  1-11327        Illinova Corporation                        37-1319890
                 (an Illinois Corporation)
                 500 S. 27th Street
                 Decatur, IL  62521
                 (217) 424-6600

   1-3004        Illinois Power Company                       37-0344645
                 (an Illinois Corporation)
                 500 S. 27th Street
                 Decatur, IL  625251
                 (217) 424-6600


                Total number of sequentially numbered pages is 6.




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Item 4.  Changes in Registrants' Independent Accountant

(a)  Previous Independent Accountants

On February 1, 2000, Illinova Corporation (Illinova) and Illinois Power Company (Illinois Power) dismissed their prior independent accountants, PricewaterhouseCoopers LLP (PwC) upon completion of the audits of the financial statements of Illinova and Illinois Power as of and for the year ended December 31, 1999. PwC's reports on the financial statements of Illinova and Illinois Power as of and for the years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, such reports contained explanatory paragraphs discussing (a) the 1998 impairment of long-lived assets due to a commitment to exit nuclear operations, (b) a quasi-reorganization effected in December 1998, (c) the 1998 adoption of the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivatives and Hedging Activities" and Emerging Issues Task Force Statement 98-10, "Accounting for Energy Trading and Risk Management Activities" and (d) the discontinuance during 1997 in applying the provisions of Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation" for the generation segment of the business of Illinova and Illinois Power. The decision to change accountants was approved by the Board of Directors of Illinova and Illinois Power.


In connection with its audits of the financial statements of Illinova and Illinois Power as of and for the years ended December 31, 1998 and 1997 and through February 1, 2000, there were no disagreements between PwC and Illinova and Illinois Power on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements of Illinova and Illinois Power as of and for the years ended December 31, 1998 and 1997.


None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to Illinova and Illinois Power within the years ended December 31, 1998 and 1997 and through February 1, 2000. Illinova and Illinois Power have requested that PwC furnish them with a letter addressed to the SEC stating whether or not it agrees with the above statements. Copies of such letters, dated February 8, 2000, are filed as Exhibit 16.1 to this Form 8-K.


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(b)      New Independent Accountants

     On February 1, 2000, Illinova and Illinois Power engaged Arthur Andersen LLP as their new independent accountants. During the years ended December 31, 1998 and 1997 and through February 1, 2000, Illinova and Illinois Power did not consult Arthur Andersen LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of Illinova and Illinois Power, and either a written report was provided that Illinova and Illinois Power concluded was an important factor considered by Illinova and Illinois Power in reaching a decision as to the accounting, auditing or financial issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined Item 304(a)(1)(v) of Regulation S-K.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits

16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a) of Regulation S-K.


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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ILLINOVA CORPORATION
                                           (Registrant)

                                            By /s/ David W. Butts
                                            ---------------------------
                                            David W. Butts
                                            Senior Vice President
                                            on behalf of
                                            Illinova Corporation



Date:    February 8, 2000



                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ILLINOIS POWER COMPANY
                                            (Registrant)


                                            By /s/ David W. Butts
                                            ---------------------------
                                            David W. Butts
                                            Executive Vice President and
                                            Chief Operating Officer
                                            on behalf of
                                            Illinois Power Company


Date:    February 8, 2000





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Exhibit Index

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
Number            Description

16.1 Letter  of  PricewaterhouseCoopers  LLP  to  the  Securities  and  Exchange
     Commission included herein pursuant to the requirements of Item 304(a) of Regulation S-K.


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

February 8, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Commissioners:

We have read the statements made by Illinova Corporation and Illinois Power Company (combined Form 8-K attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Form 8-K report of Illinova and Illinois Power dated February 1, 2000. We agree with the statements concerning our firm in Item 4(a) of such Form 8-K.

Regards,



PricewaterhouseCoopers  LLP


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